Exhibit 21.1

ALABAMA

Alabama-Tennessee Health Network, Inc.

CareOne Home Health Services, Inc.

Four Rivers Medical Center PHO, Inc.

Selma Medical Center Hospital, Inc.

ALASKA

Chugach PT, Inc.

Columbia Behavioral Healthcare, Inc.

Columbia North Alaska Healthcare, Inc.

ARKANSAS

Central Arkansas Provider Network, Inc.

Columbia Health System of Arkansas, Inc.

BERMUDA

Parthenon Insurance Company, Limited

CALIFORNIA

Birthing Facility of Beverly Hills, Inc.

C.H.L.H., Inc.

Center for Advanced Imaging, LLC

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.

Columbia ASC Management, L.P.

Columbia Fallbrook, Inc.

Columbia Riverside, Inc.

Columbia/HCA San Clemente, Inc.

Community Hospital of Gardena Corporation, Inc.

Encino Hospital Corporation, Inc.

Far West Division, Inc.

Galen-Soch, Inc.

Good Samaritan Surgery Center, L.P.

HCA Allied Health Services of San Diego, Inc.

HCA Health Services of California, Inc.

HCA Hospital Services of San Diego, Inc.

Healdsburg General Hospital, Inc.

L E Corporation

Las Encinas Hospital

Los Gatos Surgical Center, a California Limited Partnership

Los Gatos Surgical Center

Los Robles Regional Medical Center

Los Robles Hospital & Medical Center

Los Robles Surgicenter JV

Los Robles Surgicenter

MCA Investment Company

Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company

Psychiatric Company of California, Inc.

Riverside Healthcare System, L.P.

Riverside Community Hospital

Riverside Holdings, Inc.

Riverside Surgicenter, L.P.

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, Inc.

San Jose Pathology Outreach, LLC

Southwest Surgical Clinic, Inc.

Surgicare of Beverly Hills, Inc.

Surgicare of Good Samaritan, LLC

Surgicare of Los Gatos, Inc.

Surgicare of Montebello, Inc.

Surgicare of Riverside, LLC

Surgicare of West Hills, Inc.

Ukiah Hospital Corporation

Visalia Community Hospital, Inc.

VMC Management, Inc.

VMC-GP, Inc.

West Hills Hospital

West Hills Hospital & Medical Center

West Hills Surgical Center, Ltd.

West Hills Surgical Center

West Los Angeles Physicians’ Hospital, Inc.

Westminster Community Hospital

Westside Hospital Limited Partnership

CAYMAN ISLANDS

Health Midwest Insurance Company, Ltd.

COLORADO

Bethesda Psychealth Ventures, Inc.

Colorado Health Systems, Inc.

Colorado Healthcare Management, LLC

Columbine Psychiatric Center, Inc.

Continental Division I, Inc.

Diagnostic Mammography Services, G.P.

Galen of Aurora, Inc.

HCA-HealthONE LLC

North Suburban Medical Center

Presbyterian/St. Luke’s Medical Center

Rose Medical Center

Sky Ridge Medical Center

Swedish Medical Center

The Medical Center of Aurora

Health Care Indemnity, Inc.

HealthONE at Breckenridge, LLC

HealthONE Clear Creek, LLC

HealthONE Clinic Services - Behavioral Health, LLC

HealthONE Clinic Services - Cardiovascular, LLC

HealthONE Clinic Services - Medical Specialties, LLC

HealthONE Clinic Services - Neurosciences, LLC

HealthONE Clinic Services - Obstetrics and Gynecology, LLC

HealthONE Clinic Services - Occupational Medicine, LLC

HealthONE Clinic Services - Pediatric Specialties, LLC

HealthONE Clinic Services - Primary Care, LLC

HealthONE Clinic Services - Surgical Specialties, LLC

HealthONE Clinic Services LLC

HealthONE Lowry, LLC

HealthONE of Denver, Inc.

HealthONE Urologic, LLC

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

Mountain View MRI Associates, Ltd.

MOVCO, Inc.

New Rose Holding Company, Inc.

North Suburban Spine Center, L.P.

Musculoskeletal Surgery Center

Rocky Mountain Pediatric Hematology Oncology, LLC

Rocky Mountain Surgery Center, LLC

Rose Health Partners, LLC

Rose POB, Inc.

Surgicare of Denver Mid-Town, Inc.

Surgicare of North Suburban, LLC

Surgicare of Rose, LLC

Surgicare of Sky Ridge, LLC

Surgicare of Southeast Denver, Inc.

Surgicare of Swedish, LLC

Surgicare of Thornton, LLC

Swedish Medpro, Inc.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

Swedish MOB, LLC

Urology Surgery Center of Colorado, LLC

DELAWARE

AC Med, LLC

Aligned Business Consortium Group, L.P.

Alpharetta Imaging Services, LLC

Alternaco, LLC

American Medicorp Development Co.

Ami-Point GA, LLC

AOGN, LLC

AR Holding 1, LLC

AR Holding 2, LLC

AR Holding 3, LLC

AR Holding 4, LLC

AR Holding 5, LLC

AR Holding 6, LLC

AR Holding 7, LLC

AR Holding 8, LLC

AR Holding 9, LLC

AR Holding 10, LLC

AR Holding 11, LLC

AR Holding 12, LLC

AR Holding 13, LLC

AR Holding 14, LLC

AR Holding 15, LLC

AR Holding 16, LLC

AR Holding 17, LLC

AR Holding 18, LLC

AR Holding 19, LLC

AR Holding 20, LLC

AR Holding 21, LLC

AR Holding 22, LLC

AR Holding 23, LLC

AR Holding 24, LLC

AR Holding 25, LLC

AR Holding 26, LLC

AR Holding 27, LLC

AR Holding 28, LLC

AR Holding 29, LLC

AR Holding 30, LLC

Arkansas Medical Park, LLC

ASD Shared Services, LLC

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Atlanta Orthopaedic Surgical Center, Inc.

Aventura Cancer Center Manager, LLC

Aventura EFL Imaging Center, LLC

Bayshore Partner, LLC

Belton Family Practice Clinic, LLC

Blake Imaging, LLC

Boynton Beach EFL Imaging Center, LLC

Brandon Imaging Manager, LLC

Brunswick Hospital, LLC

C/HCA Capital, Inc.

C/HCA, Inc.

California Imaging Center Manager, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

Cancer Services of Corpus Christi Manager, LLC

Cancer Services of Corpus Christi, LLC

Cardiovascular Center of Fort Worth, L.P.

Cardiovascular Ventures of Fort Worth, LLC

Carolina Forest Imaging Manager, LLC

Centerpoint Medical Center of Independence, LLC

Centerpoint Medical Center

Central Florida Diagnostic Cardiology Center, LLC

Central Florida Imaging Services, LLC

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

Chattanooga ASC, LLC

CHC Finance Co.

CHC Payroll Agent, Inc.

CHCA Bayshore, L.P.

Bayshore Medical Center

CHCA Clear Lake, L.P.

Clear Lake Regional Medical Center

CHCA Conroe, L.P.

Conroe Regional Medical Center

CHCA East Houston, L.P.

East Houston Regional Medical Center

CHCA Hospital LP, Inc.

CHCA Mainland, L.P.

Mainland Medical Center

CHCA Palmyra Partner, Inc.

CHCA West Houston, L.P.

West Houston Medical Center

CHCA Woman’s Hospital, L.P.

Woman’s Hospital of Texas

Cheray and Samuels, LLC

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Merger, LLC

Clear Lake Regional Partner, LLC

Clearwater GP, LLC

ClinicServ, LLC

CMS GP, LLC

Coastal Bend Hospital, Inc.

Coastal Healthcare Services, Inc.

Cobb Imaging Services, LLC

Coliseum Health Group, LLC

Coliseum Medical Center, LLC

Coliseum Medical Centers

Coliseum Psychiatric Center, LLC

Coliseum Psychiatric Center

Coliseum Surgery Center, L.L.C.

Columbia Behavioral Health, LLC

Columbia EFL Imaging Center, LLC

Columbia Homecare Group, Inc.

Columbia Hospital (Palm Beaches) Limited Partnership

Columbia Hospital

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation-Delaware

Columbia Management Companies, Inc.

Columbia Mesquite Health System, L.P.

Columbia Palm Beach GP, LLC

Columbia Rio Grande Healthcare, L.P.

Rio Grande Regional Hospital

Columbia Valley Healthcare System, L.P.

Valley Regional Medical Center

Columbia Westbank Healthcare, L.P.

Columbia/HCA Middle East Management Company

Columbia-SDH Holdings, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

Conroe Partner, LLC

CoralStone Management, Inc.

COSCORP, LLC

CPS TN Processor 1, Inc.

CRMC-M, LLC

Dallas/Ft. Worth Physician, LLC

Danforth Hospital, Inc.

Delray EFL Imaging Center, LLC

Delta Division, Inc.

DeSoto Family Practice, LLC

Doctors Hospital of Augusta, LLC

Doctors Hospital

Douglasville Imaging Services, LLC

Drake Development Company

Drake Development Company II

Drake Development Company III

Drake Development Company IV

Drake Development Company V

Drake Development Company VI

Drake Management Company

EarthStone HomeHealth Company

East Florida Imaging Holdings, LLC

East Houston Partner, LLC

Edmond Regional Medical Center, LLC

Edmond Medical Center

Electa Health Network, LLC

EMMC, LLC

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

Fairview Park GP, LLC

Fairview Partner, LLC

Family Care of E. Jackson County, LLC

FHAL, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Finance, LLC

Galen Global Finance, Inc.

Galen GOK, LLC

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Alaska Regional Hospital

Galen International Capital, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen LA, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen SOM, LLC

Galen SSH, LLC

Galendeco, Inc.

GalTex, LLC

Garden Park Community Hospital Limited Partnership

Gardens EFL Imaging Center, LLC

Gary Berger, DO, LLC

General Healthserv, LLC

Georgia Health Holdings, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

GKI Lawrence, LLC

Glendale Surgical, LLC

Good Samaritan Hospital, L.P.

Good Samaritan Hospital

Good Samaritan Hospital, LLC

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Garden Park Medical Center

Grand Strand Regional Medical Center, LLC

Grand Strand Regional Medical Center

Grandview Health Care Clinic, LLC

H.H.U.K., Inc.

HCA - IT&S Field Operations, Inc.

HCA - IT&S Inventory Management, Inc.

HCA - IT&S TN Field Operations, Inc.

HCA Health Services of Midwest, Inc.

HCA Holdco, LLC

HCA Imaging Services of North Florida, Inc.

HCA Management Services, L.P.

HCA Outpatient Imaging Services Group, Inc.

HCA Property GP, LLC

HCA Psychiatric Company

HCA Squared, LLC

HCA Switzerland Holding Sàrl

HCA Wesley Rehabilitation Hospital, Inc.

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

Healthserv Acquisition, LLC

Healthtrust MOB Tennessee, LLC

Healthtrust MOB, LLC

Healthtrust Purchasing Group, L.P.

Healthtrust, Inc. - The Hospital Company

Hearthstone Home Health, Inc.

Heathrow Imaging, LLC

Heloma Operations, LLC

Hendersonville ODC, LLC

Henrico Doctors Hospital - Forest Campus Property, LLC

HHNC, LLC

HM EHS, LLC

HM NKCH, LLC

HM OMCOS, LLC

Holden Family Health Care, LLC

Hospital Corp., LLC

Hospital Development Properties, Inc.

Hospital of South Valley, LLC

Hospital Partners Merger, LLC

Houston Healthcare Holdings, Inc.

Houston Woman’s Hospital Partner, LLC

HSS Holdco, LLC

HSS Systems VA, LLC

HSS Systems, LLC

HTI Hospital Holdings, Inc.

Imaging Centers of California, L.P.

Imaging Services of Appomattox, LLC

Imaging Services of Orlando, LLC

Imaging Services of Richmond, LLC

Independence Regional Medical Group, LLC

Indian Path, LLC

Indianapolis Hospital Partner, LLC

Integrated Regional Laboratories, LLP

Internal Medicine Associates of Lee’s Summit, LLC

Jackson County Medical Group, LLC

JCSH, LLC

JCSHLP, LLC

JFK Medical Center Limited Partnership

JFK Medical Center

Jupiter EFL Imaging Center, LLC

JV Investor, LLC

Kansas Healthserv, LLC

Katy Medical Center, Inc.

Kendall EFL Imaging Center, LLC

Kendall Regional Medical Center, LLC

Lake City Health Centers, Inc.

Lake Hearn Imaging Services, LLC

Lakeland Medical Center, LLC

Lakeside Radiology, LLC

Lakeview Medical Center, LLC

Lakeview Regional Medical Center

Laredo Medco, LLC

Lawrence Amdeco, LLC

Lawrence Medical, LLC

Lee’s Summit Family Care, LLC

Lewis-Gale Medical Center, LLC

Lewis-Gale Medical Center

Louisiana Hospital Holdings, Inc.

Low Country Health Services, Inc. of the Southeast

Macon Healthcare, LLC

Macon Northside Health Group, LLC

Macon Northside Hospital, LLC

Coliseum Northside Hospital

Mainland Partner, LLC

Management Services Holdings, Inc.

Management Services LP, LLC

Mayhill Cancer Center, LLC

McKinley & Associates, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Center of Plano Partner, LLC

Medical Centers of Oklahoma, LLC

Medical City Dallas Partner, LLC

Medical Corporation of America

Medical Office Buildings of Kansas, LLC

Medical Specialties, Inc.

Medistone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Memorial Southside Cancer Center, LLC

Miami Beach EFL Imaging Center, LLC

MidAmerica Oncology, LLC

Mid-Continent Health Services, Inc.

Middle Georgia Hospital, LLC

Midtown Diagnostics, LLC

Midtown ID Clinic, LLC

Midwest Division - ACH, LLC

Allen County Hospital

Midwest Division - CMC, LLC

Midwest Division - LRHC, LLC

Lafayette Regional Health Center

Midwest Division - LSH, LLC

Lee’s Summit Hospital

Midwest Division - MCI, LLC

Midwest Division - MII, LLC

Midwest Division - MMC, LLC

Menorah Medical Center

Midwest Division - OPRMC, LLC

Overland Park Regional Medical Center

Midwest Division - PFC, LLC

Midwest Division - RMC, LLC

Research Medical Center

Midwest Division - RPC, LLC

Research Psychiatric Center

Midwest Division - TLM, LLC

Midwest Holdings, Inc.

Midwest Medicine Associates, LLC

Midwest Metropolitan Physicians Group, LLC

Midwest Physician Services Lab, LLC

Mobile Corps., Inc.

MRT&C, Inc.

Nashville Shared Services General Partnership

New North Palm Beach County Surgery Center, Ltd.

North Brandon Imaging, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Radiation Oncology, LLC

North Miami Beach Surgery Center Limited Partnership

North Miami Beach Surgical Center

North Miami Beach Surgical Center, LLC

North Tampa Imaging, LLC

North Texas Medical Center, Inc.

Northeast Florida Cancer Services, LLC

Northwest Fla. Home Health Agency, Inc.

Notami Hospitals, LLC

Notami Louisiana Holdings, Inc.

Notami, LLC

Notco, LLC

NTGP, LLC

NTMC Ambulatory Surgery Center, L.P.

NTMC Management Company

NTMC Venture, Inc.

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

OMI Management, LLC

OneSource Med Acquisition Company

Orange City Imaging Services, LLC

Orlando Outpatient Surgical Center, Inc.

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient GP, LLC

Outpatient LP, LLC

Outpatient Services - LAD, LLC

Outpatient Services - River Oaks Imaging - Clear Lake, L.P.

Outpatient Services - River Oaks Imaging - Conroe, L.P.

Outpatient Services - River Oaks Imaging - East Houston, L.P.

Outpatient Services - River Oaks Imaging - Houston, L.P.

Outpatient Services - River Oaks Imaging - Humble, L.P.

Outpatient Services - River Oaks Imaging - Medical Center, L.P.

Outpatient Services - River Oaks Imaging - Pasadena, L.P.

Outpatient Services - River Oaks Imaging - Sugar Land, L.P.

Outpatient Services - River Oaks Imaging - West Houston, L.P.

Outpatient Services - River Oaks Imaging - Willowbrook, L.P.

Outpatient Services Holdings, Inc.

Palm Beach EFL Imaging Center, LLC

Palms West Hospital Limited Partnership

Palms West Hospital

Palmyra Park GP, Inc.

Paragon SDS, Inc.

Paragon WSC, Inc.

Parkway Hospital, Inc.

Pearland Partner, LLC

Pinellas Medical, LLC

Pioneer Medical, LLC

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plantation General Hospital Limited Partnership

Plantation General Hospital

PMM, Inc.

POH Holdings, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC

Portsmouth Regional Ambulatory Surgery Center

Preferred Works WC, LLC

Primary Care Acquisition, Inc.

Primary Medical Management, Inc.

Radiation Oncology Manager, LLC

RCH, LLC

Red Rock at Maryland Parkway, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

Reston Hospital Center, LLC

Reston Hospital Center

RHA MSO, LLC

Riverside Hospital, Inc.

Riverside Imaging, LLC

RMC HBP, LLC

Rockhill General Surgery, LLC

Round Rock Hospital, Inc.

Samaritan, LLC

San Bernardino Imaging, LLC

San Jose Healthcare System, LP

Regional Medical Center of San Jose

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose, LLC

San Pablo ASC, LLC

Sarah Cannon Research Institute, LLC

SCRI Holdings, LLC

SJMC, LLC

Sleep Lab at Menorah Medical Center, LLC

SMCH, LLC

South Bay Imaging, LLC

South Brandon Imaging, LLC

South Dade GP, LLC

South Valley Hospital, L.P.

Southtown Women’s Clinic, LLC

Spalding Rehabilitation L.L.C.

Spalding Rehabilitation Hospital

Spring Branch GP, LLC

Spring Branch LP, LLC

Spring Hill Imaging, LLC

Springview KY, LLC

SR Medical Center, LLC

State Line Medical Group, LLC

State Line Urgent Care, LLC

Stones River Hospital, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Summit General Partner, Inc.

Summit Medical Assoc., LLC

Summit Outpatient Diagnostic Center, LLC

Sun Bay Medical Office Building, Inc.

Sun City Imaging, LLC

Suncoast Physician Practice, LLC

Sun-Med, LLC

Sunrise Hospital and Medical Center, LLC

Sunrise Hospital & Medical Center

Surgicare of Denton, Inc.

Surgicare of Plano, Inc.

Surgico, LLC

SVH, LLC

Swedish MOB Acquisition, Inc.

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute Regional Hospital, L.P.

Terre Haute Regional Hospital

The Medical Group of Kansas City, LLC

Total Imaging - Parsons, LLC

Town Plaza Family Practice, LLC

Tri-Cities Rehabilitation Hospital, L.P.

Trident Medical Center, LLC

Trident Medical Center

Tuckahoe Surgery Center, LP

Tuckahoe Surgery Center

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

Utah Medco, LLC

Value Health Management, Inc.

VHSC Plantation, LLC

VHSC Pompano Beach, LLC

Vicksburg Diagnostic Services, L.P.

Washington Holdco, LLC

Wesley Cath Lab, LLC

Wesley Manager, LLC

Wesley Medical Center, LLC

Wesley Medical Center

West Florida Imaging Services, LLC

West Florida PET Services, LLC

West Houston, LLC

Westbury Hospital, Inc.

Westside EFL Imaging Center, LLC

WHG Medical, LLC

WJHC, LLC

Woman’s Hospital Merger, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

WPPC, LLC

Yates Center Family Health, LLC

FLORIDA

AAL Holdings, Inc.

All About Learning, LLC

All About Staffing, Inc.

Ambulatory Laser Associates, GP

Ambulatory Surgery Center Group, Ltd.

Ambulatory Surgery Center

Atlantis Surgicare, LLC

Aventura Cardiovascular Surgeons, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Aventura Neurosurgery, LLC

BAMI Property, LLC

Bannerman Family Care, LLC

Bay Hospital, Inc.

Gulf Coast Medical Center

Bayonet Point Surgery Center, Ltd.

Bayonet Point Surgery and Endoscopy Center

Beach Primary Care, LLC

Belleair Surgery Center, Ltd.

Belleair Surgery Center

Big Cypress Medical Center, Inc.

Bluewater Bay General Surgery, LLC

Bluewater Bay Urology, LLC

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.

Brandon Surgi-Center, Ltd.

Brandon Surgery Center

Bridges Surgical Group, LLC

Broward Healthcare System, Inc.

Broward Neurosurgeons, LLC

Broward Physician Practices, Ltd.

Cape Coral Surgery Center, Inc.

Cape Coral Surgery Center, Ltd.

CCH-GP, Inc.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Cedars Cardiovascular Surgeons, LLC

Cedars Gastroenterologists, LLC

Cedars Healthcare Group, Ltd.

Cedars Medical Center

Cedars International Cardiology Consultants, LLC

Cedars Medical Center Hospitalists, LLC

Cedars Neurosurgery, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Division Practice, Inc.

Central Florida Obstetrics & Gynecology Associates, LLC

Central Florida Radiology, LLC

Central Florida Regional ENT, LLC

Central Florida Regional Hospital, Inc.

Central Florida Regional Hospital

Central Florida Regional Obstetrics and Gynecology, LLC

Clearwater Community Hospital Limited Partnership

Coastal Cardiac Diagnostics, Ltd.

Collier County Home Health Agency, Inc.

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Central Florida Division, Inc.

Columbia Development of Florida, Inc.

Columbia Eye and Specialty Surgery Center, Ltd.

Tampa Eye & Specialty Surgery Center

Columbia Florida Group, Inc.

Columbia Homecare - Central Florida, Inc.

Columbia Homecare - North Florida Division, Inc.

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Westside Regional Medical Center

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation-SMM

Columbia Jacksonville Healthcare System, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Midtown Joint Venture

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership

Columbia Ocala Regional Medical Center Physician Group, Inc.

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

Columbia Physician Services - Florida Group, Inc.

Columbia Primary Care, LLC

Columbia Resource Network, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Community Hospital Family Practice, LLC

Community Hospital OB/GYN, LLC

Community Orthopedics and Hand Surgery, LLC

Coral Springs Surgi-Center, Ltd.

Surgery Center at Coral Springs

Countryside Surgery Center, Ltd.

Countryside Surgery Center

Cypress Physician Group, LLC

Dade Physician Practices, Ltd.

Daytona Medical Center, Inc.

Destin Cardiology, LLC

Destin Primary Care, LLC

Diagnostic Breast Center, Inc.

Doctors Hospital Physician-Hospital Organization, Inc.

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.

Doctors Same Day Surgery Center

Doctors’ Special Surgery Center of Jacksonville, Ltd.

DOMC Property, LLC

East Florida Division, Inc.

East Pointe Hospital, Inc.

Edward White Hospital, Inc.

Edward White Hospital

Emerald Coast Behavioral Medicine, LLC

Englewood Community Hospital, Inc.

Englewood Community Hospital

Fawcett Memorial Hospital, Inc.

Fawcett Memorial Hospital

Florida Home Health Services-Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.

Florida Surgery Center

Florida Primary Physicians, Inc.

Fort Myers Market, Inc.

Fort Pierce Immediate Care Center, Inc.

Fort Pierce Orthopaedics, LLC

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.

Fort Walton Beach Medical Center

Freeport Family Medicine, LLC

Ft. Pierce Surgicare, LLC

Ft. Walton Beach General Surgery, LLC

Ft. Walton Beach Internal Medicine, LLC

Ft. Walton Beach Medical Practices, LLC

Gainesville GYN Oncology of North Florida Regional Medical Center, LLC

Galen Diagnostic Multicenter, Ltd.

Galen Hospital-Pembroke Pines, Inc.

Galen of Florida, Inc.

St. Petersburg General Hospital

Galencare, Inc.

Brandon Regional Hospital

Northside Hospital

Gateway Internal Medicine, LLC

Gateway Surgical Group, LLC

Grant Center Hospital of Ocala, Inc.

Greater Ft. Myers Physician Practices, Ltd.

Gulf Coast General Surgery, LLC

Gulf Coast Health Technologies, Inc.

Gulf Coast Medical Center Primary Care, LLC

Gulf Coast Physicians, Inc.

Hamilton Memorial Hospital, Inc.

HCA Family Care Center, Inc.

HCA Health Services of Florida, Inc.

Blake Medical Center

Oak Hill Hospital

Regional Medical Center Bayonet Point

St. Lucie Medical Center

HD&S Corp. Successor, Inc.

Heritage Family Care, LLC

Homecare North, Inc.

Hospital Corporation of Lake Worth

Hyperbaric and Wound Care Services of Ocala, LLC

Imaging and Surgery Centers of Florida, Inc.

Imaging Corp. of the Palm Beaches

Imaging Services of Panama City, LLC

Immediate Care Center of Live Oak, LLC

Integrated Regional Lab, LLC

Internal Medicine of Tallahassee, LLC

Internal Medicine Services of Osceola, LLC

Jacksonville Market, Inc.

Jacksonville Physician Practices, Ltd.

Jacksonville Surgery Center, Ltd.

Jacksonville Surgery Center

JFK Occupational Medicine, LLC

JFK Real Properties, Ltd.

Kendall Healthcare Group, Ltd.

Kendall Regional Medical Center

Kendall Therapy Center, Ltd.

Kendall Urology, LLC

Kingsley Family Care, LLC

Kissimmee Surgicare, Ltd.

Kissimmee Surgery Center

LAD Imaging, LLC

Lakewood Park Walk-In Clinic, LLC

Largo Cardiology, LLC

Largo Medical Center, Inc.

Largo Medical Center

Lawnwood Cardiovascular Surgery, LLC

Lawnwood Medical Center, Inc.

Lawnwood Regional Medical Center & Heart Institute

Lawnwood Neurosurgery, LLC

Lawnwood Pavilion Physician Services, LLC

Lehigh Physician Practice, Ltd.

M & M of Ocala, Inc.

Mahan Medical, LLC

Manatee Surgicare, Ltd.

Gulf Coast Surgery Center

Marion Community Hospital, Inc.

Ocala Regional Medical Center

Medical Associates of Ocala, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Imaging Center of Ocala

Medical Partners of North Florida, LLC

Memorial Diagnostic Services, Inc.

Memorial Family Practice Associates, LLC

Memorial Healthcare Group, Inc.

Memorial Hospital Jacksonville

Specialty Hospital Jacksonville

Memorial Neurosurgery Group, LLC

Memorial Primary Care, LLC

Memorial Surgicare, Ltd.

Plaza Surgery Center

Plaza Surgery Center II

Memorial Urgent Care - Mandarin, LLC

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach Healthcare Group, Ltd.

Aventura Hospital and Medical Center

Miami Lakes Surgery Center, Ltd.

Miami Lakes Surgery Center

Naples Physician Practices, Ltd.

Navarre Family Care, LLC

Network MS of Florida, Inc.

New Port Richey Hospital, Inc.

Community Hospital

New Port Richey Surgery Center, Ltd.

New Port Richey Surgery Center

Niceville Family Practice, LLC

Niceville General Surgery, LLC

Niceville Primary Care Bluewater Bay, LLC

North Central Florida Health System, Inc.

North Central Florida Physician Practices, Ltd.

North Florida Division I, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida GI Center, Ltd.

North Florida Immediate Care Center - Springhill, LLC

North Florida Immediate Care Center, Inc.

North Florida Infusion Corporation

North Florida Neurosurgery, LLC

North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Practice Management, Inc.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

North Florida Regional Medical Center

North Florida Regional Otolaryngology, LLC

North Florida Rehab Investments, LLC

North Florida Surgical Associates, LLC

North Palm Beach County Surgery Center, Ltd.

North County Surgicenter

North Tampa Physician Practices, Ltd.

Northside MRI, Inc.

Northwest Broward Neurosurgery and Spine, LLC

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.

Northwest Medical Center

Notami Hospitals of Florida, Inc.

Lake City Medical Center

Oak Hill Acquisition, Inc.

Oak Hill Family Care, LLC

Oak Hill Hospitalists, LLC

Ocala Regional Outpatient Services, Inc.

Okaloosa Hospital, Inc.

Twin Cities Hospital

Okeechobee Hospital, Inc.

Raulerson Hospital

OneSource Health Network of South Florida, Inc.

Orange Park Hospitalists, LLC

Orange Park Medical Center, Inc.

Orange Park Medical Center

Orlando Physician Practices, Ltd.

Orlando Surgicare, Ltd.

Same Day Surgicenter of Orlando

Osceola Neurological Associates, LLC

Osceola Regional Hospital, Inc.

Osceola Regional Medical Center

Outpatient Surgical Services, Ltd.

Outpatient Surgical Services

P&L Associates

Pace Obstetrics and Gynecology, LLC

Palm Beach General Surgery, LLC

Palm Beach Healthcare System, Inc.

Palm Beach Hospitalists Program, LLC

Palm Beach Neurosurgery, LLC

Palm Beach Physician Practices, Ltd.

Palms West Gastroenterology, LLC

Palms West Pediatric Neurosurgery, Inc.

Palms West Surgery Center, Ltd.

Palms West Surgicenter

Panhandle Physician Practices, Ltd.

Park South Imaging Center, Ltd.

PCMC Physician Group, Inc.

Pensacola Primary Care, Inc.

Pinellas Surgery Center, Ltd.

Center for Special Surgery

Plantation Diabetes and Metabolism Clinic, LLC

Plantation Ortho, LLC

Plantation Pediatric Neurosurgery, LLC

Port St. Lucie Surgery Center, Ltd.

St. Lucie Surgery Center

Premier Medical Management, Ltd.

Primary Care Medical Associates, Inc.

Pulmonary Specialists of Lake City, LLC

Putnam Hospital, Inc.

Raulerson General Surgery Group, LLC

Roosevelt Family Care, LLC

San Pablo Surgery Center, Ltd.

Sarasota Doctors Hospital, Inc.

Doctors Hospital of Sarasota

South Bay Physician Clinics, Inc

South Broward Medical Practice Partners, Ltd.

South Broward Practices, Inc.

South Dade Healthcare Group, Ltd.

South Florida Division Practice, Inc.

South Tampa Physician Practices, Ltd.

Southwest Florida Division Practice, Inc.

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

Space Coast Surgical Center, Ltd.

Merritt Island Surgery Center

Spinal Disorder and Pain Treatment Institute, LLC

Spine Care Centers of West Florida, LLC

St. Lucie General Surgery, LLC

St. Lucie Medical Center Walk-In Clinic, LLC

St. Lucie West Primary Care, LLC

St. Petersburg General Surgery, LLC

Sun City Hospital, Inc.

South Bay Hospital

Surgery Center of Atlantis, LLC

Surgery Center of Aventura, Ltd.

Surgery Center of Aventura

Surgery Center of Ft. Pierce, Ltd

Surgery Center of Ft. Pierce

Surgery Center of Port Charlotte, Ltd.

Gulf Pointe Surgery Center

Surgical Park Center, Ltd.

Surgical Park Center

Surgicare America - Winter Park, Inc.

Surgicare of Altamonte Springs, Inc.

Surgicare of Aventura, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Brandon, Inc.

Surgicare of Central Florida, Inc.

Surgicare of Central Florida, Ltd.

Central Florida Surgicenter

Surgicare of Countryside, Inc.

Surgicare of Florida, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of New Port Richey, Inc.

Surgicare of Orange Park, Inc.

Surgicare of Orange Park, Ltd.

Orange Park Surgery Center

Surgicare of Orlando, Inc.

Surgicare of Palms West, LLC

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.

Surgery Center at St. Andrews

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Surgicare of West Palm Beach, Ltd.

Tallahassee Community Network, Inc.

Tallahassee General Surgeons, LLC

Tallahassee Gyn-Oncology, LLC

Tallahassee Imaging Services, LLC

Tallahassee Medical Center, Inc.

Capital Regional Medical Center

Tallahassee Orthopedic Surgery Partners, Ltd.

Tallahassee Outpatient Surgery Center

Tallahassee Physician Practices, Ltd.

Tampa Bay Division Practice, Inc.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

TCH Physician Group, Inc.

The Neurohealth Sciences Center, LLC

The Tallahassee Diagnostic Imaging Center Partnership

The Urology Center at Central Florida Regional Hospital, LLC

Thoracic & Cardiovascular Surgeons, LLC

Total Imaging - Hudson, LLC

Total Imaging - North St. Petersburg, LLC

Travel Medicine and Infections, Inc.

Treasure Coast Physician Practices, Ltd.

Twin Cities Primary Care - Destin, LLC

Twin Cities Primary Care, LLC

University Hospital, Ltd.

University Hospital and Medical Center

Volusia Healthcare Network, Inc.

West Broward Hand & Ortho, LLC

West Florida Anesthesia Services, LLC

West Florida Behavioral Health, Inc.

West Florida Division, Inc.

West Florida HealthWorks, LLC

West Florida Heart Center, LLC

West Florida Inpatient Medicine, LLC

West Florida Internal Medicine, LLC

West Florida Regional Medical Center, Inc.

West Florida Hospital

Westside Surgery Center, Ltd.

Parkside Surgery Center

Wildwood Medical Center, Inc.

Winter Park Healthcare Group, Ltd.

Women’s Health Center of Central Florida, LLC

Wound and Hyperbaric Center, LLC

GEORGIA

Acworth Imaging Center, LLC

Albany Family Practice, LLC

Albany Neurosurgery Center, LLC

AOSC Sports Medicine, Inc.

Atlanta Home Care, L.P.

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Atlanta Outpatient Peachtree Dunwoody Center

Atlanta Outpatient Surgery Center

Augusta Inpatient Services, LLC

Augusta Physician Practice Company

Buckhead Surgical Services, L.P.

Buckhead Ambulatory Surgery Center

Byron Family Practice, LLC

Cartersville Medical Center, LLC

Cartersville Medical Center

Cartersville Occupational Medicine Center, LLC

Cartersville Physician Practice I, LLC

Cartersville Physician Practice Network, Inc.

Cartersville Urgent Care, LLC

Center for Colorectal Care, LLC

Central Health Services, Inc.

Chatsworth Hospital Corp.

CHHC of Chattanooga, Inc.

Church Street Partners

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.

Coliseum Primary Healthcare - Macon, LLC

Coliseum Primary Healthcare - Riverside, LLC

Coliseum Same Day Surgery Center, L.P.

Coliseum Same Day Surgery Center

Coliseum-Houston ASC, L.P.

Coliseum-Houston GP, LLC

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Physicians Services, Inc.

Columbia Polk General Hospital, Inc.

Polk Medical Center

Columbia Redmond Occupational Health, Inc.

Columbia Surgicare of Augusta, Ltd.

Augusta Surgical Center

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

Columbus Doctors Hospital, Inc.

Community Home Nursing Care, Inc.

Dekalb Home Health Services, Inc.

Diagnostic Services, G.P.

Doctors Hospital Center for Occupational Medicine, LLC

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital

Doctors Hospital Surgery Center, L.P.

Evans Surgery Center

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-IX, Inc.

Doctors-X, Inc.

Dublin Community Hospital, LLC

Dublin Heart Specialists, LLC

Dunwoody Physician Practice Network, Inc.

Eagle Springs Primary Care, LLC

Eastside General Surgery, LLC

Eastside Medicine, LLC

EHCA Diagnostics, LLC

EHCA Eastside Occupational Medicine Center, LLC

EHCA Eastside, LLC

Emory Eastside Medical Center

EHCA Johns Creek Holdings, LLC

EHCA Johns Creek, LLC

Emory Johns Creek Hospital

EHCA Metropolitan, LLC

EHCA Parkway, LLC

EHCA Peachtree, LLC

EHCA West Paces, LLC

EHCA, LLC

Evans Diagnostic Imaging Center, LLC

Fairview Park, Limited Partnership

Fairview Park Hospital

Fairview Physician Practice Company

Family Medicine at Northside, LLC

Gainesville Cardiology, Inc.

General & Thoracic Surgery of Georgia, LLC

Georgia Psychiatric Company, Inc.

Grace Family Practice, LLC

Grayson Primary Care, LLC

Greater Gwinnett Internal Medicine Associates, LLC

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.

HCA Health Services of Georgia, Inc.

Hughston Orthopedic Hospital

HCOL, Inc.

Health Care Management Corporation

Heritage Medical Care, LLC

Hughston Hospital Services, LLC

Infectious Diseases Consultants of Southwest Georgia, LLC

Lee County Surgical Center, L.P.

LPOM, LLC

LPPN, Inc.

LPS, Inc.

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.

Marietta Surgical Center

Marietta Surgical Center, Inc.

Med Corp., Inc.

MedFirst, Inc.

Medical Center- West, Inc.

MGIM, LLC

MOSC Sports Medicine, Inc.

Newnan Hospitals I, L.L.C.

North Cobb Physical Therapy, Inc.

North Georgia Primary Care Group, LLC

Northlake Medical Center, LLC

Northlake MultiSpecialty Associates, LLC

Northlake Physician Practice Network, Inc.

Northlake Surgical Center, L.P.

Northlake Surgical Center

Northlake Surgicare, Inc.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Palmyra Park Hospital, Inc.

Palmyra Medical Centers

Palmyra Park, Limited Partnership

Palmyra Professional Fees, LLC

Parkway Physician Practice Company

Parkway Surgery Center, L.P.

Peachtree Corners Surgery Center, Ltd.

Peachtree Occupational Medicine Center, LLC

Peachtree Physician Practice Network, Inc.

Pediatric Surgery Center, L.P.

Pediatric Surgicare of Atlanta, LLC

Polk Physician Practice Network, Inc.

Pulmonary & Critical Care of Georgia, LLC

Redmond ER Services, Inc.

Redmond Hospital Services, LLC

Redmond Hospital-Based Services, LLC

Redmond P.D.N., Inc.

Redmond Park Health Services, Inc.

Redmond Park Hospital, LLC

Redmond Regional Medical Center

Redmond Physician Practice Company

Redmond Physician Practice Company II

Redmond Physician Practice Company III

Redmond Physician Practice Company V

Redmond Physician Practice Company VI

Redmond Physician Practice XI, LLC

Rockbridge Primary Care, LLC

Rome Imaging Center Limited Partnership

S.O.R., Inc.

SCNG, LLC

Southeast Division, Inc.

Surgery Center of Rome, L.P.

The Surgery Center of Rome

Surgicare of Augusta, Inc.

Surgicare of Buckhead, LLC

Surgicare of Evans, Inc.

Surgicare of Lee County, LLC

Surgicare of Rome, Inc.

The Rankin Foundation

Urology Center of North Georgia, LLC

West Paces Services, Inc.

IDAHO

Eastern Idaho Health Services, Inc.

Eastern Idaho Regional Medical Center

Eastern Idaho OB Clinic, LLC

Eastern Idaho Regional Medical Center Physician Services, LLC

Idaho Physician Services, Inc.

Patients First Neonatology, LLC

West Valley Internal Medicine, LLC

West Valley Medical Center, Inc.

West Valley Medical Center

West Valley Professional Fee Billing, LLC

ILLINOIS

Chicago Grant Hospital, Inc.

Columbia Chicago Division, Inc.

Columbia Chicago Homecare, Inc.

Columbia Chicago Northside Hospital, Inc.

Columbia LaGrange Hospital, Inc.

Columbia Surgicare - North Michigan Ave., L.P.

Galen Hospital Illinois, Inc.

Galen of Illinois, Inc.

Illinois Psychiatric Hospital Company, Inc.

Smith Laboratories, Inc.

INDIANA

Advanced Neurosurgery, LLC

Advanced Orthopedics, LLC

All About Staffing, Inc.

BAMI-COL, Inc.

Basic American Medical, Inc.

Columbia PhysicianCare Outpatient Surgery Center, Ltd.

Hospitalists of the Wabash Valley, LLC

Jeffersonville MediVision, Inc.

Physician Practices of Terre Haute, Inc.

Surgicare of Indianapolis, Inc.

Surgicare of Terre Haute, LLC

Terre Haute Heart Lung Vascular Associates, LLC

Terre Haute Hospitalists Service, LLC

Terre Haute MOB, L.P.

Terre Haute Obstetrics and Gynecology, LLC

Terre Haute Regional Physician Hospital Organization, Inc.

Terre Haute Regional Surgery Center, L.P.

Wabash Valley Hospitalists, LLC

Women’s Management Services, Inc.

KANSAS

Care for Women, LLC

Galichia Laboratories, Inc.

HealthPlus Physical Therapy, LLC

Johnson County Neurology, LLC

Johnson County Surgery Center, L.P.

Surgicenter of Johnson County

Johnson County Surgicenter, L.L.C.

Kansas Trauma and Critical Care Specialists, LLC

Mid-America Surgery Center, LLC

Mid-America Surgery Institute, LLC

Mid-America Surgery Institute

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Division, Inc.

MMC Sleep Lab Management, LLC

OB-GYN Diagnostics, Inc.

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Quivira Internal Medicine, Inc.

Surgery Center of Overland Park, L.P.

Overland Park Surgery Center

Surgicare of Overland Park, LLC

Surgicare of Wichita, Inc.

Surgicare of Wichita, Ltd.

Surgicare of Wichita

Surgicenter of Johnson County, Ltd.

Trauma Institute at Overland Park Regional Medical Center, LLC

Wesley Physician Services, LLC

KENTUCKY

Bowling Green Medical Clinic - Greenview, LLC

Capel Surgical Associates, LLC

CHCK, Inc.

Columbia Behavioral Health Network, Inc.

Columbia Kentucky Division, Inc.

Columbia Medical Group - Frankfort, Inc.

Columbia Medical Group - Greenview, Inc.

Frankfort Ambulatory Surgery Center, L.P.

Frankfort Hospital, Inc.

Frankfort Regional Medical Center

Frankfort Orthopedics, LLC

Frankfort Wound Care, LLC

Franklin Surgical, LLC

Galen of Kentucky, Inc.

GALENCO, Inc.

Greenview Hospital, Inc.

Greenview Regional Hospital

Greenview PrimeCare, LLC

Hospitalists at Greenview Regional Hospital, LLC

Kentucky Vascular and Thoracic Associates, LLC

Physicians Medical Management, LLC

South Central Kentucky Corp.

Southern Kentucky Urology, LLC

Spring View Health Alliance, Inc.

Subco of Kentucky, Inc.

Surgery Center of Greenview, L.P.

Surgicare of Frankfort, Inc.

Surgicare of Greenview, Inc.

Tri-County Community Hospital, Inc.

Western Kentucky Gastroenterology, LLC

LOUISIANA

Acadiana Breast & General Surgery, LLC

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

BRASS East Surgery Center Partnership in Commendam

Center for Digestive Diseases, LLC

CLASC Manager, LLC

Columbia Healthcare System of Louisiana, Inc.

Columbia Lakeview Surgery Center, LP

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of New Orleans, Inc.

Columbia/Lakeview, Inc.

Dauterive Hospital Corporation

Dauterive Hospital

Dauterive Professionals Management, L.L.C.

Doctors Hospital of Opelousas Limited Partnership

Hamilton Medical Center, Inc.

Southwest Medical Center - Lafayette

HCA Health Services of Louisiana, Inc.

HCA Highland Hospital, Inc.

Lafayette OB Hospitalists, LLC

Lafayette Pediatric Neurology Center, LLC

Lafayette Surgery Center Limited Partnership

Lafayette Surgicare

Lafayette Surgicare, Inc.

Lafayette Urogynecology & Urology Center, LLC

Lake Charles Surgery Center, Inc.

Lakeside Women’s Services, LLC

Lakeview Radiation Oncology, L.L.C

Louisiana Psychiatric Company, Inc.

Medical Center of Baton Rouge, Inc.

Medical Center of Southwest Louisiana Professionals Management, L.L.C.

Metairie Primary Care Associates, LLC

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.

Pediatric Heart Center (A Medical Limited Liability Company)

Rapides Healthcare System, L.L.C.

Avoyelles Hospital

Oakdale Community Hospital

Rapides Regional Medical Center

Savoy Medical Center

Winn Parish Medical Center

Rapides Physicians Management, LLC

Rapides Surgery Center, LLC

Southwest Family Medicine, LLC

Surgicare Merger Company of Louisiana

Surgicare of Lakeview, Inc.

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicenter of East Jefferson, Inc.

TUHC Anesthesiology Group, LLC

TUHC Hospitalist Group, LLC

TUHC Physician Group, LLC

TUHC Primary Care and Pediatrics Group, LLC

TUHC Radiology Group, LLC

Tulane Clinic, LLC

Tulane Professionals Management, L.L.C.

University Healthcare System, L.C.

Tulane University Hospital and Clinic

Uptown Primary Care Associates, LLC

WGH, Inc.

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pediatric Pulmonologist Center, LLC

Women’s and Children’s Hospital, Inc.

Women’s & Children’s Hospital

Women’s and Children’s Pediatric Orthopedic Center, LLC

Women’s and Children’s Professional Management, L.L.C.

MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.

Orlando Outpatient Surgical Center, Ltd.

MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Galen of Mississippi, Inc.

Garden Park Hospitalist Program, LLC

Garden Park Investments, L.P.

Garden Park Physician Services Corporation

Garden Park Professional Services, LLC

Garden Park Professionals Management, LLC

GOSC, L.P.

Gulfport Outpatient Surgical Center

GOSC-GP, Inc.

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.

Orange Grove Surgical Associates, LLC

Southern Urology Associates, LLC

VIP, Inc.

MISSOURI

Baptist Lutheran Endoscopy Center, L.P.

Baptist Lutheran HBP, LLC

Baptist Lutheran Surgery Center, L.P.

Belton HBP, LLC

Cedar Creek Medical Group, LLC

Centerpoint Cardiology Services, LLC

Centerpoint Orthopedics, LLC

Centerpoint Physicians Group, LLC

Clinishare, Inc.

EHS Remainco, Inc.

Eye Care Surgicare, Ltd.

Eye Surgicare of Independence, LLC

Family Care at Arbor Walk, LLC

Family Health Specialists of Lee’s Summit, LLC

Foot & Ankle Specialty Services, LLC

Galen Sale Corporation

HCA Midwest Comprehensive Care, Inc.

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

HEI Missouri, Inc.

HM Acquisition, LLC

Independence Neurosurgery Services, LLC

Independence Surgicare, Inc.

Kansas City Neurology Associates, LLC

Kansas City Perfusion Services, Inc.

Kansas City Pulmonology Practice, LLC

Lee’s Summit Medical Imaging, Inc.

Medical Center Imaging, Inc.

Metropolitan Multispecialty Physicians Group, Inc.

Metropolitan OB-GYN Associates, LLC

Mid-States Financial Services, Inc.

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Division - RBH, LLC

Research Belton Hospital

Midwest Doctor’s Group, LLC

Midwest Infectious Disease Specialists, LLC

Midwest Newborn Care, LLC

Midwest Trauma Services, LLC

Missouri Healthcare System, L.P.

Notami Hospitals of Missouri, Inc.

Nuclear Diagnosis, Inc.

Ozarks Medical Services, Inc.

Panorama Park Occupational Medicine, LLC

Precise Imaging, Inc.

Raymore Medical Group, LLC

Research Family Physicians, LLC

Research GYN/Oncology Associates, LLC

Research Neurology Associates, LLC

Research Neurosurgery Associates, LLC

Research Psychiatric - 1500, LLC

RMC - Pulmonary, LLC

RMC Transplant Physicians, LLC

Surgery Center of Independence, L.P.

Centerpoint Ambulatory Surgery Center

Surgicare of Antioch Hills, Inc.

Surgicare of Baptist Lutheran Endoscopy, LLC

Surgicare of Baptist Lutheran, LLC

Surgicenter of Kansas City, L.L.C.

Surgicenter of Kansas City

NEVADA

CHC Holdings, Inc.

CHC Venture Co.

CIS Holdings, Inc.

Columbia Hospital Corporation of West Houston

Columbia Southwest Division, Inc.

Desert Physical Therapy, Inc.

Fremont Women’s Health, LLC

Green Valley Surgery Center, L.P.

Health Service Partners, Inc.

Las Vegas ASC, LLC

Las Vegas Physical Therapy, Inc.

Las Vegas Surgical Center, a Nevada limited partnership

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd.

Las Vegas Surgery Center

Nevada Psychiatric Company, Inc.

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

Rhodes Limited-Liability Company

Sahara Outpatient Surgery Center, Ltd.

Sahara Surgery Center

Southern Hills Medical Center, LLC

Southern Hills Hospital & Medical Center

Specialty Surgicare of Las Vegas, LP

Specialty Surgery Center

Sunrise Anesthesia Services, LLC

Sunrise Clinical Research Institute, Inc.

Sunrise Flamingo Surgery Center, Limited Partnership

Flamingo Surgery Center

Sunrise Mountainview Hospital, Inc.

MountainView Hospital

Sunrise Neuro Sciences, LLC

Sunrise Outpatient Services, Inc.

Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC

Surgicare of Henderson, Inc.

Surgicare of Las Vegas, Inc.

Value Health Holdings, Inc.

VH Holdco, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

NEW HAMPSHIRE

Appledore Medical Group II, Inc.

Appledore Medical Group, Inc.

Derry ASC, Inc.

Derry Surgery Center, Limited Partnership

Derry Surgery Center

HCA Health Services of New Hampshire, Inc.

Parkland Medical Center

Portsmouth Regional Hospital

Med-Point of New Hampshire, Inc.

Parkland Hospitalists Program, LLC

Parkland Oncology, LLC

Parkland Physician Services, Inc.

Salem Surgery Center

PRH Hospitalists, LLC

PRH Oncology, LLC

Salem Surgery Center, Limited Partnership

Surgicare of Salem, LLC

NEW MEXICO

New Mexico Psychiatric Company, Inc.

NORTH CAROLINA

Brunswick Anesthesia, LLC

Brunswick Primary Care, LLC

Brunswick Surgical Associates I, LLC

CareOne Home Health Services, Inc.

Columbia Cape Fear Healthcare System, Limited Partnership

Columbia North Carolina Division, Inc.

Columbia-CFMH, Inc.

Cumberland Medical Center, Inc.

HCA - Raleigh Community Hospital, Inc.

Heritage Hospital, Inc.

Hospital Corporation of North Carolina

HTI Health Services of North Carolina, Inc.

Mecklenburg Surgical Land Development, Ltd.

North Carolina Physician Network, Inc.

Raleigh Community Medical Office Building, Ltd.

Wake Psychiatric Hospital, Inc.

OHIO

AHN Holdings, Inc.

Columbia Beachwood Surgery Center, Ltd.

Columbia Dayton Surgery Center, Ltd.

Columbia Ohio Division, Inc.

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.

E.N.T. Services, Inc.

Lorain County Surgery Center, Ltd.

Surgicare of Lorain County, Inc.

Surgicare of North Cincinnati, Inc.

Surgicare of Westlake, Inc.

Westlake Surgicare, L.P.

OKLAHOMA

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Oklahoma Division, Inc.

Columbia/Edge Mobile Medical, L.L.C.

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Edmond Physician Hospital Organization, Inc.

Edmond Physician Services, LLC

Edmond Spine and Orthopedic Services, LLC

Green Country Anesthesiology Group, Inc.

HCA Health Services of Oklahoma, Inc.

OU Medical Center

Healthcare Oklahoma, Inc.

Integrated Management Services of Oklahoma, Inc.

Lake Region Health Alliance Corporation

Medi Flight of Oklahoma, LLC

Medical Imaging, Inc.

Millenium Health Care of Oklahoma, Inc.

Oklahoma Outpatient Surgery Limited Partnership

Oklahoma Surgicare

Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Presbyterian Office Building, Ltd.

Rogers County PHO, Inc.

Stephenson Laser Center, L.L.C.

Surgicare of Northwest Oklahoma Limited Partnership

Surgicare of Oklahoma City-Midtown, L.P.

Surgicare of Tulsa, Inc.

SWMC, Inc.

Wagoner Medical Group, Inc.

PENNSYLVANIA

Basic American Medical Equipment Company, Inc.

Chestnut Hill Surgical Investors, Ltd.

Surgicare of Philadelphia, Inc.

SOUTH CAROLINA

C/HCA Development, Inc.

Carolina Forest Imaging Center, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.

Grande Dunes Surgery Center

Coastal Carolina Home Care, Inc.

Coastal Carolina MultiSpecialty Associates, LLC

Coastal Inpatient Physicians, LLC

Colleton Ambulatory Care, LLC

Colleton Ambulatory Surgery Center

Colleton Diagnostic Center, LLC

Colleton Medical Anesthesia, LLC

Colleton Medical Hospitalists, LLC

Colleton Neurology Associates, LLC

Colleton Otolaryngology, Head and Neck Surgery, LLC

Columbia/HCA Healthcare Corporation of South Carolina

Columbia-CSA/HS Greater Columbia Area Healthcare System, LP

Community Medical Centers, LLC

Doctor’s Memorial Hospital of Spartanburg, L.P.

Edisto Multispecialty Associates, Inc.

Grand Strand Senior Health Center, LLC

North Charleston Diagnostic Imaging Center, LLC

Providence Eye Care, Inc.

South Carolina Imaging Employer Corp.

South Carolina Market, Inc.

Trident Behavioral Health Services, LLC

Trident Eye Surgery Center, L.P.

Trident Eye Surgery Center

Trident Medical Services, Inc.

Trident MRI Associates, L.P.

Trident Neonatology Services, LLC

Walterboro Community Hospital, Inc.

Colleton Medical Center

SWITZERLAND

HCA Switzerland Finance Sàrl

HCA Switzerland Holding Sàrl

TENNESSEE

America’s Group, Inc.

Appalachian OB/GYN Associates, Inc.

Arthritis Specialists of Nashville, Inc.

Athens Community Hospital, Inc.

Atrium Surgery Center, Ltd.

Atrium Memorial Surgery Center

Centennial Cardiovascular Consultants, LLC

Centennial Heart Center, LLC

Centennial Heart, LLC

Centennial Surgery Center, L.P.

Centennial Surgery Center

Centennial Surgical Associates, LLC

Central Tennessee Hospital Corporation

Horizon Medical Center

Chattanooga Diagnostic Associates, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

Columbia Health Management, Inc.

Columbia Healthcare Network of Tri-Cities, Inc.

Columbia Healthcare Network of West Tennessee, Inc.

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Athens, Inc.

Columbia Medical Group - Centennial, Inc.

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Eastridge, Inc.

Columbia Medical Group - Franklin Medical Clinic, Inc.

Columbia Medical Group - Hendersonville, Inc.

Columbia Medical Group - Nashville Memorial, Inc.

Columbia Medical Group - Parkridge, Inc.

Columbia Medical Group - River Park, Inc.

Columbia Medical Group - Southern Hills, Inc.

Columbia Medical Group - Southern Medical Group, Inc.

Columbia Medical Group - The Frist Clinic, Inc.

Columbia Mid-Atlantic Division, Inc.

Columbia Nashville Division, Inc.

Columbia Northeast Division, Inc.

Cool Springs Surgery Center, LLC

Cumberland Division, Inc.

Dickson Corporate Health Services, LLC

Dickson Surgery Center, L.P.

Eastern Tennessee Medical Services, Inc.

Florida Primary Physicians, L.P.

Frist Clinic Express, LLC

Goodlettsville Primary Care, LLC

HCA - Information Technology & Services, Inc.

HCA Central Group, Inc.

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

HCA Eastern Group, Inc.

HCA Health Services of Tennessee, Inc.

Centennial Medical Center

Centennial Medical Center at Ashland City

Southern Hills Medical Center

StoneCrest Medical Center

Summit Medical Center

HCA Home and Clinical Services, Inc.

HCA Medical Services, Inc.

HCA Physician Services, Inc.

HCA Psychiatric Company

HCA Realty, Inc.

Healthtrust, Inc. - The Hospital Company

Hendersonville Hospital Corporation

Hendersonville Medical Center

Hendersonville Hospitalist Services, Inc.

Hendersonville OB-GYN, LLC

Hendersonville Primary Care, LLC

Hermitage Primary Care, LLC

Holly Hill/Charter Behavioral Health System, L.L.C.

Hometrust Management Services, Inc.

Horizon Orthopedics, LLC

Hospital Corporation of Tennessee

Hospital Realty Corporation

Hospitalists at Centennial Medical Center, LLC

Hospitalists at Parkridge, LLC

HTI Memorial Hospital Corporation

Skyline Medical Center

HTI Tri-Cities Rehabilitation, Inc.

Indian Path Hospital, Inc.

Indian Path Rehabilitation Center, Inc.

Judy’s Foods, Inc.

Lookout Valley Medical Center, LLC

Madison Anesthesiology, LLC

Madison Behavioral Health, LLC

Madison Internal Medicine, LLC

Madison Primary Care, LLC

McMinnville Cardiology, LLC

Med Group - Southern Hills Hospitalists, LLC

Medical Group - Dickson, Inc.

Medical Group - Southern Hills of Brentwood, LLC

Medical Group - Southern Hills of Nolensville, LLC

Medical Group - Stonecrest FP, Inc.

Medical Group - Stonecrest Pulmonology, LLC

Medical Group - StoneCrest, Inc.

Medical Group - Summit, Inc.

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Plaza Day Surgery

Medical Plaza MRI, L.P.

Medical Resource Group, Inc.

Middle Tennessee Medical Services Corporation

Mid-State Physicians, LLC

Nashville Psychiatric Company, Inc.

Network Management Services, Inc.

North Florida Regional Freestanding Surgery Center, L.P.

North Florida Surgical Pavilion

North Nashville Family Health Center, LLC

Old AMSC, Ltd. Tennessee Limited Partnership

Old Fort Village, LLC

OneSourceMed, Inc.

Palmer Medical Center, LLC

Parkridge East Specialty Associates, LLC

Parkridge Hospitalists, Inc.

Parkridge Medical Associates, LLC

Parkridge Medical Center, Inc.

Parkridge Medical Center

Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.

Plano Ambulatory Surgery Associates, L.P.

Surgery Center of Plano

Portland Primary Care, LLC

Portland Surgical, LLC

Pulmonary Medicine of Dickson, LLC

Quantum Innovations, Inc.

Rio Grande Surgery Center Associates, L.P.

Rio Grande Surgery Center

Signal Mountain Primary Care, LLC

Skyline Hospitalists, LLC

Skyline Medical Group, LLC

Skyline Neuroscience Associates, LLC

Skyline Primary Care, LLC

Skyline Rehab Associates, LLC

Skyline Riverside Medical Group, LLC

Southeast Surgical Solutions, LLC

Southern Hills Orthopaedic Consultants, LLC

Southern Hills Surgery Center, L.P.

Southern Hills Surgery Center

Spring Hill Hospital, Inc.

Spring Hill Physicians, LLC

SRS Acquisition, Inc.

St. Mark’s Ambulatory Surgery Associates, L.P.

St. Mark’s Outpatient Surgery Center

Stonecrest Medical Group - Family Practice of Murfreesboro, LLC

Stonecrest Medical Group - SC Murfreesboro Family Practice, LLC

Sullins Surgical Center, Inc.

Summit Research Solutions, LLC

Summit Surgery Center, L.P.

Summit Surgery Center

Surgery Center of Chattanooga, L.P.

Surgery Center of Chattanooga

Surgicare of Chattanooga, LLC

Surgicare of Dickson, LLC

Surgicare of Madison, Inc.

Surgicare of Southern Hills, Inc.

Surgicare of Wilson County, LLC

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.

TCMC Madison-Portland, Inc.

Tennessee Healthcare Management, Inc.

Tennessee Valley Outpatient Diagnostic Center, LLC

Tennessee Valley Surgery Center, L.P.

The Charter Cypress Behavioral Health System, L.L.C.

Trident Ambulatory Surgery Center, L.P.

Trident Ambulatory Surgery Center

TriStar Cath Management, LLC

TriStar Health System, Inc.

TriStar OB/GYN, LLC

TriStar Outpatient Cardiac Catheterization Center, LLC

Troop and Jacobs, Inc.

Wilson County Outpatient Surgery Center, L.P.

TEXAS

All About Staffing of Texas, Inc.

Ambulatory Endoscopy Clinic of Dallas, Ltd.

Arlington Diagnostic South, Inc.

Austin Medical Center, Inc.

Bailey Square Outpatient Surgical Center, Inc.

Barrow Medical Center CT Services, Ltd.

Bay Area Healthcare Group, Ltd.

Corpus Christi Medical Center

Bay Area Surgical Center Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bayshore Surgery Center, Ltd.

Bayshore Surgery Center

Beaumont Healthcare System, Inc.

Bedford-Northeast Community Hospital, Inc.

Bellaire Imaging, Inc.

Brownsville-Valley Regional Medical Center, Inc.

Calloway Creek Surgery Center, L.P.

Calloway Creek Surgicare, LLC

CHC Management, Ltd.

CHC Payroll Company

CHC Realty Company

CHCA Pearland, L.P.

CHC-El Paso Corp.

CHC-Miami Corp.

Clear Lake Regional Medical Center, Inc.

Clear Lake Surgicare, Ltd.

Bay Area Surgicare Center

Coastal Bend Hospital CT Services, Ltd.

COL-NAMC Holdings, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Bay Area Realty, Ltd.

Columbia Call Center, Inc.

Columbia Central Group, Inc.

Columbia Central Verification Services, Inc.

Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Medical City Dallas Hospital

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Securities Corporation

Columbia Hospital - Arlington (WC), Ltd.

Columbia Hospital - El Paso, Ltd.

Columbia Lone Star/Arkansas Division, Inc.

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

Columbia Medical Center of Arlington Subsidiary, L.P.

Medical Center of Arlington

Columbia Medical Center of Denton Subsidiary, L.P.

Denton Regional Medical Center

Columbia Medical Center of Las Colinas, Inc.

Las Colinas Medical Center

Columbia Medical Center of Lewisville Subsidiary, L.P.

Medical Center of Lewisville

Columbia Medical Center of McKinney Subsidiary, L.P.

Medical Center of McKinney

Columbia Medical Center of Plano Subsidiary, L.P.

Medical Center of Plano

Columbia North Hills Hospital Subsidiary, L.P.

North Hills Hospital

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Northwest Medical Center, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Plaza Medical Center of Fort Worth

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital

Columbia/Pasadena Healthcare System, L.P.

Columbia-Quantum, Inc.

Conroe Hospital Corporation

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Surgery Center, L.P.

Corpus Christi Surgery, Ltd.

Corpus Surgicare, Inc.

Deep Purple Investments, LLC

Denton Regional Ambulatory Surgery Center, L.P.

Day Surgery Center at Denton Regional Medical Center

Doctors Bay Area Physician Hospital Organization

Doctors Hospital (Conroe), Inc.

E.P. Physical Therapy Centers, Inc.

El Paso Healthcare System, Ltd.

Del Sol Medical Center

Las Palmas Medical Center

El Paso Nurses Unlimited, Inc.

El Paso Physical Therapy Centers, Ltd.

El Paso Surgery Centers, L.P.

East El Paso Surgery Center

Surgical Center of El Paso

El Paso Surgicenter, Inc.

Endoscopy Clinic of Dallas, Inc.

Endoscopy of Plano, L.P.

Endoscopy Surgicare of Plano, LLC

EPIC Properties, Inc.

EPSC, L.P.

Flower Mound Surgery Center, Ltd.

Fort Worth Investments, Inc.

Frisco Warren Parkway 91, Inc.

Galen Hospital of Baytown, Inc.

Gramercy Surgery Center, Ltd.

Gramercy Outpatient Surgery Center

Greater Houston Preferred Provider Option, Inc.

Green Oaks Hospital Subsidiary, L.P.

Green Oaks Hospital

Gulf Coast Division, Inc.

Gulf Coast Physician Administrators, Inc.

HCA Central/West Texas Physicians Management, LLC

HCA Health Services of Texas, Inc.

HCA Pearland GP, Inc.

HCA Plano Imaging, Inc.

HCA Western Group, Inc.

Heartcare of Texas, Ltd.

HEI Sealy, Inc.

Houston Northwest Surgical Partners, Inc.

HPG Energy, L.P.

HPG GP, LLC

HTI Gulf Coast, Inc.

Kingwood Surgery Center, Ltd.

KPH-Consolidation, Inc.

Kingwood Medical Center

Las Colinas Surgery Center, Ltd.

Las Colinas Surgery Center

Leadership Healthcare Holdings II L.P., L.L.P.

Leadership Healthcare Holdings L.P., L.L.P.

Longview Regional Physician Hospital Organization, Inc.

Med City Dallas Outpatient Surgery Center, L.P.

Medical City Ambulatory Surgery Center

Med Plus of El Paso, Inc.

Med-Center Hosp./Houston, Inc.

Medical Care Surgery Center, Inc.

Medical City Dallas Hospital, Inc.

MediPurchase, Inc.

Methodist Healthcare System of San Antonio, Ltd., L.L.P.

Methodist Ambulatory Surgery Hospital - Northwest

Methodist Children’s Hospital of South Texas

Methodist Hospital

Methodist Specialty and Transplant Hospital

Metropolitan Methodist Hospital

Northeast Methodist Hospital

Metroplex Surgicenters, Inc.

MGH Medical, Inc.

MHS SC Partner, L.L.C.

MHS Surgery Centers, L.P.

Mid-Cities Surgi-Center, Inc.

National Patient Account Services, Inc.

Navarro Memorial Hospital, Inc.

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

North Hills Surgicare, L.P.

Texas Pediatric Surgery Center

North Texas Division, Inc.

North Texas General, L.P.

North Texas Technologies, Ltd.

Northeast PHO, Inc.

Occupational and Family Medicine of South Texas

Orthopedic Hospital, Ltd.

Texas Orthopedic Hospital

Outpatient Services - River Oaks Imaging, L.P.

Outpatient Women’s and Children’s Surgery Center, Ltd.

Fannin Surgicare

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Park Central Surgical Center, Ltd.

Park Central Surgical Center

Parkway Cardiac Center, Ltd.

Parkway Surgery Services, Ltd.

Pasadena Bayshore Hospital, Inc.

Pediatric Surgicare, Inc.

Primary Health Network of South Texas

Quantum/Bellaire Imaging, Ltd.

Radiology Services of El Paso, Inc.

Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.

Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.

Rosewood Professional Building, Ltd.

Royal Oaks Surgery Center, L.P.

S.A. Medical Center, Inc.

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

South Texas Surgicare, Inc.

Southwest Houston Surgicare, Inc.

Spring Branch Medical Center, Inc.

Spring Branch Medical Center

St. David’s Healthcare Partnership, L.P., LLP

North Austin Medical Center

Round Rock Medical Center

South Austin Hospital

St. David’s Georgetown Hospital

St. David’s Medical Center

STPN Manager, LLC

Sugar Land Surgery Center, Ltd.

Sugar Land Surgery Center

Sun Towers/Vista Hills Holding Co.

Sunbelt Regional Medical Center, Inc.

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.

Surgicare of Arlington, LLC

Surgicare of Central San Antonio, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Gramercy, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Kingwood, Inc.

Surgicare of McKinney, Inc.

Surgicare of Medical City Dallas, LLC

Surgicare of North Austin, LLC

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Pasadena, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of South Austin, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Travis Center, Inc.

Tarrant County Surgery Center, L.P.

Texas Medical Technologies, Inc.

Texas Psychiatric Company, Inc.

The Family Birth Center, Ltd.

The West Texas Division of Columbia, Inc.

THN Physicians Association, Inc.

Travis Surgery Center, L.P.

Village Oaks Medical Center, Inc.

W & C Hospital, Inc.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West McKinney Imaging Services, LLC

West Park Surgery Center, L.P.

McKinney Surgery Center

WHMC, Inc.

Willow Creek Hospital, Ltd.

Woman’s Hospital of Texas, Incorporated

UNITED KINGDOM

HCA Finance, LP

HCA International Holdings Limited

HCA International Limited

Princess Grace Hospital

The Harley Street Clinic

The Portland Hospital for Women and Children

The Wellington Hospital

HCA Staffing Limited

HCA UK Capital Limited

HCA UK Holdings Limited

HCA UK Investments Limited

HCA UK Services, Ltd.

HCA United Kingdom Limited

La Tour Finance Limited Partnership

London Radiography & Radiotherapy Services Limited

St. Martins Healthcare Limited

St. Martins Ltd.

The Harley Street Cancer Clinic Limited

UTAH

Bountiful Surgery Center, LLC

Bountiful Surgery Center

Brigham City Community Hospital Physician Services, LLC

Brigham City Community Hospital, Inc.

Brigham City Community Hospital

Brigham City Health Plan, Inc.

Columbia Ogden Medical Center, Inc.

Ogden Regional Medical Center

Columbia Utah Division, Inc.

East Layton Internal Medicine, LLC

General Hospitals of Galen, Inc.

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah

Lakeview Hospital

HTI Physician Services of Utah, Inc.

Lakeview Hospital Physician Services, LLC

Lakeview Neurosurgery Clinic, LLC

Lakeview Professional Billing, LLC

Layton Family Practice, LLC

Lone Peak General Surgery, LLC

Lone Peak Primary Care, LLC

Maternal Fetal Services of Utah, LLC

Mountain Division, Inc.

Mountain View Hospital, Inc.

Mountain View Hospital

Mountain View Medical Office Building, Ltd.

Mountainstar Cardiovascular Services, LLC

Northern Utah Healthcare Corporation

St. Mark’s Hospital

Northern Utah Imaging, L.P.

Ogden CV Surgery, LLC

Ogden Regional Health Plan, Inc.

Ogden Regional Medical Center Professional Billing, LLC

Ogden Senior Center, LLC

Salt Lake City Surgicare, Inc.

St. Mark’s Investments, Inc.

St. Mark’s Lone Peak Hospital, Inc.

St. Mark’s Physicians, Inc.

St. Mark’s Professional Services, LLC

Surgicare of Bountiful, LLC

Surgicare of Salt Lake City, LLC

Surgicare of Utah, LLC

Synergies Surgery Center, L.P.

The Wasatch Endoscopy Center, Ltd.

Timpanogos Regional Medical Services, Inc.

Timpanogos Regional Hospital

Utah Imaging GP, LLC

Utah Surgery Center, L.P.

South Towne Surgery Center

West Jordan Hospital Corporation

VIRGINIA

Alleghany General and Bariatric Services, LLC.

Alleghany Hospitalists, LLC

Alleghany Primary Care, Inc.

Ambulatory Services Management Corporation of Chesterfield County, Inc.

Appomattox Imaging, LLC

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

Ashburn Imaging, LLC

Atrium Surgery Center, L.P.

Atrium Surgicare, LLC

Behavioral Health of Virginia Corporation

Blacksburg Family Care, LLC

Buford Road Imaging, L.L.C.

Capital Division, Inc.

Cardiothoracic Surgeons of Roanoke Valley, LLC

Carlin Springs Urgent Care, LLC

Central Shared Services, LLC

Chesterfield Imaging, LLC

Chippenham & Johnston-Willis Hospitals, Inc.

CJW Medical Center

Chippenham & Johnston-Willis Sports Medicine, LLC

Chippenham Pediatric Specialists, LLC

Christiansburg Internal Medicine, LLC

CJW Infectious Disease, LLC

Colonial Heights Ambulatory Surgery Center, L.P.

Colonial Heights Surgicare, LLC

Columbia Arlington Healthcare System, L.L.C.

Columbia Healthcare of Central Virginia, Inc.

Columbia Medical Group - Southwest Virginia, Inc.

Columbia Pentagon City Hospital, L.L.C.

Columbia Physicians Services, Inc.

Columbia Primary Care Associates, Ltd.

Columbia/Alleghany Regional Hospital, Incorporated

Alleghany Regional Hospital

Columbia/HCA John Randolph, Inc.

John Randolph Medical Center

Community Healthcare of Dublin, LLC

CVMC Property, LLC

Fairfax Surgical Center, L.P.

Fairfax Surgical Center

Family Medicine of Blacksburg, LLC

Family Practice at Forest Hill, LLC

Family Practice at Retreat, LLC

Fort Chiswell Family Practice, LLC

Galen of Virginia, Inc.

Galen Property, LLC

Galen Virginia Hospital Corporation

Generations Family Practice, Inc.

GYN-Oncology of Southwest Virginia, LLC

Hanover Outpatient Surgery Center, L.P.

Hanover Outpatient Surgery Center

HCA Health Services of Virginia, Inc.

Henrico Doctors’ Hospital

HCA Richmond Division, Inc.

HDH Thoracic Surgeons, LLC

Henrico Doctors’ Family Medicine, LLC

Henrico Doctors’ Neurology Associates, LLC

Henrico Radiation Oncology, LLC

Hopewell Nursing Home, LLC

HSS Virginia, L.P.

Institute of Advanced ENT Surgery, LLC

Internal Medicine of Blacksburg, LLC

James River Internists, LLC

John Randolph Family Practice, LLC

John Randolph OB/GYN, LLC

John Randolph Surgeons, LLC

Lewis Gale Physicians Specialists, LLC

Lewis-Gale Hospital, Incorporated

Lewis-Gale Physicians, LLC

LGMC Ambulatory Surgery Center, LLC

Loudoun Surgery Center, L.P.

Loudoun Surgery Center, LLC

Management Services of the Virginias, Inc.

Montgomery Cancer Center, LLC

Montgomery Hospitalists, LLC

Montgomery Regional Hospital, Inc.

Montgomery Regional Hospital

Montgomery Surgery Associates, LLC

MOS Temps, Inc.

NOCO, Inc.

Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Orthopedics Specialists, LLC

Pediatric Specialists for CJW, LLC

Preferred Hospitals, Inc.

Primary Care of West End, LLC

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.

Pulaski Community Hospital

Pulaski Radiologists, LLC

Pulaski Urology, LLC

Quick Care Centers, LLC

Reston Surgery Center, L.P.

Reston Surgery Center

Retreat Cardiology, LLC

Retreat Hospital, Inc.

Retreat Hospital

Retreat Internal Medicine, LLC

Retreat Surgical Associates, LLC

Richmond Imaging Employer Corp.

Richmond Pediatric Surgeon’s, LLC

Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC

Roanoke Surgery Center, L.P.

Blue Ridge Surgery Center

Roanoke Valley Gynecology, LLC

Robious Wellness Associates, L.L.P.

Salem Hospitalists, LLC

Short Pump Imaging, LLC

Southwest Virginia Fertility Center, LLC

Southwest Virginia Orthopedics and Spine, LLC

Spotsylvania Medical Center, Inc.

Stafford Imaging, LLC

Surgical Associates of Southwest Virginia, LLC

Surgical Associates of the New River Valley, LLC

Surgicare of Fairfax, Inc.

Surgicare of Hanover, Inc.

Surgicare of Reston, Inc.

Surgicare of Roanoke, LLC

Surgicare of Tuckahoe, Inc.

The Women’s Center at Alleghany, LLC

Tri Medical, LLC

Urology Specialists of Richmond, LLC

Virginia Gynecologic Oncology, LLC

Virginia Hematology & Oncology Associates, Inc.

Virginia Hospitalists, Inc.

Virginia Psychiatric Company, Inc.

Dominion Hospital

WASHINGTON

ACH, Inc.

Capital Network Services, Inc.

WEST VIRGINIA

Columbia Parkersburg Healthcare System, LLC

Columbia/HCA WVMS Member, Inc.

Galen of West Virginia, Inc.

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Parkersburg SJ Holdings, Inc.

St. Francis Sleep Lab Professional Services, LLC

Teays Valley Health Services, LLC

Tri Cities Health Services Corp.